SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Event Requiring Report: December 6, 2004

                                 telcoBlue, Inc.
                           (Exact Name of Registrant)

       Delaware                                              43-1798970
------------------------                             ---------------------------
(State of Incorporation)                             (I.R.S. Employer ID Number)

                              3166 Custer Dr., #101
                               Lexington, KY 40517
           -----------------------------------------------------------
           (Address of Principal Executive Offices including Zip Code)

                                  859-245-5252
                           ---------------------------
                           (Issuer's Telephone Number)

ITEM 8.01 OTHER

(1) On December 6, 2004, Edward Gartska's position as Chief Financial Officer with the company has been terminated. James Turek, the company's President, will presently assume responsibilities as the company's Chief Financial Officer.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6, 2004

telcoBlue, Inc.

By: /s/ James Turek
    -----------------------------------
    James Turek, President
    and acting CFO